                                                                    Exhibit 10.6


                                  FORM 53-901F

               Section 85 (1) -- Securities Act (British Columbia)
                        (or the equivalent thereof under
                   Canadian Provincial Securities Legislation)


1.       REPORTING ISSUER

         Ivanhoe Mines Ltd. ("Ivanhoe")
         World Trade Centre
         Suite 654 - 999 Canada Place
         Vancouver, British Columbia
         V6C 3E1

2.       DATE OF MATERIAL CHANGE

         February 26, 2003

3.       PRESS RELEASE

         Date of Issuance:          February 26, 2003
         Place of Issuance:         Toronto, Ontario

4.       SUMMARY OF MATERIAL CHANGE

         An updated independent resource estimate (the "Estimate") for Ivanhoe's Oyu Tolgoi mineral exploration project (the "Project") in Mongolia has been completed. The Estimate was prepared by AMEC E&C Services Limited ("AMEC") of Vancouver, Canada. The Estimate covers the four principal exploration zones of the Project: Southwest Oyu, Central Oyu, South Oyu and Far North Oyu. AMEC estimated inferred mineral resources of approximately 1.60 billion tonnes, grading 0.63% copper and 0.17 g/t of gold at a 0.30% copper equivalent cut-off grade. AMEC also estimated indicated mineral resources at Southwest Oyu of an additional 509 million tonnes grading 0.40% copper and 0.59 g/t of gold at a 0.30% copper equivalent cut-off grade.


5.       FULL DESCRIPTION OF MATERIAL CHANGE

         AMEC has prepared an updated Estimate in respect of the Project. The estimated mineral resource has been classified in accordance with the standards of the Canadian Institute of Mining, Metallurgy and Petroleum. The Estimate was prepared under the supervision of Dr. Harry Parker and Dr. Stephen Juras of AMEC. Dr. Parker and Dr. Juras are independent qualified persons for the purposes of National Instrument 43-101 ("NI 43-101").

         AMEC's Estimate covers the four principal exploration zones of the
         Project: Southwest Oyu, South Oyu, Central Oyu and Far North Oyu. Details of the Estimate are as follows:

TABLE 1: TURQUOISE HILL RESOURCE TABLE BY ZONE (BASED ON A 0.30% COPPER
         EQUIVALENT CUT-OFF)1

      ZONE                  TONNES           GOLD GRADE     COPPER         GOLD          COPPER      GOLD EQUIV.
                                               (G/T)       GRADE (%)     (MILLION       (BILLION      (MILLION
                                                                          OUNCES)        POUNDS)       OUNCES)2
--------------            -----------        ----------    --------      --------       --------     -----------
SOUTHWEST ZONE
Indicated                 508,900,000           0.59          0.40          9.69           4.54          20.07
Inferred                  290,776,000           0.50          0.32          4.70           2.03          9.35
SOUTH ZONE
Inferred                  270,283,000           0.13          0.39          1.10           2.35          6.48
CENTRAL ZONE
Inferred                  236,795,000           0.18          0.67          1.36           3.51          9.38
FAR NORTH ZONE
Inferred                  804,450,000           0.07          0.81          1.80           14.39         34.75
TOTAL INDICATED           508,900,000           0.59          0.40          9.69           4.54          20.07
TOTAL INFERRED            1,602,304,000         0.17          0.63          8.96           22.28         59.96


TABLE 2: TURQUOISE HILL RESOURCE TABLE BY ZONE (BASED ON A 0.60% COPPER
         EQUIVALENT CUT-OFF)

      ZONE                  TONNES           GOLD GRADE     COPPER         GOLD          COPPER      GOLD EQUIV.
                                               (G/T)       GRADE (%)     (MILLION       (BILLION      (MILLION
                                                                          OUNCES)        POUNDS)       OUNCES)2
--------------            -----------        ----------    --------      --------       --------     -----------
SOUTHWEST ZONE
Indicated                 266,982,000           0.86          0.53          7.35           3.14          14.52
Inferred                  126,578,000           0.68          0.44          2.78           1.22          5.56
SOUTH ZONE
Inferred                  48,383,000            0.26          0.61          0.40           0.65          1.88
CENTRAL ZONE
Inferred                  147,538,000           0.24          0.84          1.14           2.73          7.38
FAR NORTH ZONE
Inferred                  489,200,000           0.07          1.08          1.17           11.59         27.69

      ZONE                  TONNES           GOLD GRADE     COPPER         GOLD          COPPER      GOLD EQUIV.
                                               (G/T)       GRADE (%)     (MILLION       (BILLION      (MILLION
                                                                          OUNCES)        POUNDS)       OUNCES)2
--------------            -----------        ----------    --------      --------       --------     -----------
TOTAL INDICATED           266,982,000           0.86          0.53          7.35           3.14          14.52
TOTAL INFERRED            811,699,000           0.21          0.90          5.49           16.19         42.51


Note:   1       Copper equivalent cut-off grades have been calculated using assumed metal prices (US$0.80/lb. for copper and US$350/oz for gold); %Cu eq. = %Cu + Au (g/t) x (11.25/17.64).

        2 Gold equivalents have been calculated using assumed metal prices of US$350 per ounce gold and US$0.80 per pound copper; in situ pounds of copper multiplied by US$0.80 per pound copper and divided by $US350 per ounce gold added to the in situ ounces of gold. The contained gold, copper and gold equivalents represent estimated contained metal in the ground and have not been adjusted for the metallurgical recoveries of gold and copper. The determination of an adjustment factor to account for differences in relative metallurgical recoveries between gold and copper will depend upon the completion of definitive metallurgical testing.

The Estimate includes results from 71 drill holes from Southwest Oyu, 68 drill holes from South Oyu, 61 drill holes from Central Oyu and 63 drill holes from Far North Oyu. Mineral resources that are not mineral reserves do not have demonstrated economic viability.

Ivanhoe is continuing its core drilling program using fifteen drill rigs, with twelve drill rigs drilling at Far North Oyu. The drill program is intended to upgrade some or all of the existing inferred resources to the indicated and measured categories, to test the extension of the Far North Oyu mineralized zone and to test numerous geologic targets that exist within the Project. In particular, the drilling at Far North Oyu is focussing on the extension of a copper-rich high sulfidation system to the north northeast of the mineralized zone and on a deep seated, circular magnetic feature that also lies on a north northeast trend.

The Far North Oyu zone remains open to depth to the south and the northeast from the mineralized zone identified in the resource estimate for approximately another 1,500 metres based on detailed induced polarization and ground magnetic surveys. Ivanhoe completed two step-out holes to the northeast of the mineralized zone at Far North Oyu subsequent to the cut-off date for the Estimate. Ivanhoe encountered encouraging mineralization in these holes, and they suggest the extension of the Far North Oyu mineralized zone by another 600 metres to the northeast.

Ivanhoe has appointed AMEC and Ausenco Limited to jointly provide comprehensive consulting and engineering services for a pre-feasibility study of the Project. The objective of the pre-feasibility study will be to consider a range of mining, processing, infrastructure, development alternatives and varying production rates. Ivanhoe has also retained SRK Consulting of Perth, Australia to review bulk underground mining options for the Far North Oyu zone and the deep portions of the Southwest Oyu zone.

Charles Forster, P.Geo., Ivanhoe Mines' Project Manager and full-time employee and a qualified person as defined by NI 43-101, supervised the preparation of the technical information on which this material change report was prepared. SGS Analabs Pty. Ltd. prepared the split core at the Project site and assays all samples at its facility in Ulanbaataar, Mongolia. Ivanhoe operates a quality control program, which is monitored by independent consultant Dr. Barry Smee, P.Geo., to ensure that NI 43-101 requirements for sampling and assaying are met or exceeded.

The program includes the insertion of prepared standards and blanks at the sample preparation lab on the Project site to monitor the quality control of the assay data.

6.       RELIANCE ON SECTION 85 (2) OF THE ACT

         Not applicable

7.       OMITTED INFORMATION

         Not applicable



8.       SENIOR OFFICER

         For further information please contact:

         Beverly Bartlett
         Ivanhoe Mines Ltd.
         Suite 654 - 999 Canada Place
         Vancouver, British Columbia
         V6C 3E1

         Telephone:  (604) 688-5755

9.       STATEMENT OF SENIOR OFFICER

         The foregoing accurately discloses the material change referred to herein.

         DATED at Vancouver, British Columbia this 7th day of March, 2003.


         IVANHOE MINES LTD.



         Per:       "Beverly Bartlett"
                  --------------------------------------------
                   Beverly Bartlett
                   Corporate Secretary